                                                                   EXHIBIT 10.39

                               SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT is entered into on December 19, 2002 by and between Hogarty Funding Group, Inc., dba Olympic Funding, a California Corporation ("SUBLESSOR"), with an address of 7139 Koll Center Pkwy, Ste 100, Pleasanton, CA 94566, and Brightstar Information Technology Group, Inc., a Delaware Corporation ("SUBTENANT"), currently located at 4900 Hopyard Rd, Ste 200 Pleasanton, CA 94588 (the "Parties").

     FOR VALUABLE CONSIDERATION, the Parties agree to the following terms and conditions.

     1. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term specified below, and upon all of the conditions set forth herein, that certain real property, including all improvements thereon, commonly known by the street address of 6601 Owens Drive, Pleasanton, CA 94588, located in the County of Alameda, State of California, and generally described as Suite 115, approximately 1,586 square feet of office space (the "Premises"). Premises are leased in as is condition.

     2. Term. The term of this Sublease shall commence on December 20, 2002 and shall continue until the term as set forth in the Master Lease, attached hereto as exhibit A, unless sooner terminated pursuant to any provision hereof. Sublessee may terminate this Sublease at anytime upon giving at least three months written notice of termination, however, Sublessee shall be liable at minimum for the initial six months lease payments.

     3. Rent. Sublessee shall pay to Sublessor as Rent hereunder for the Premises equal monthly payments of $1,600.00 in advance, on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $9,600.00 as Rent for the period December 20, 2002 through June 19, 2003. Rent which is less than one month for any period during the term hereof shall be calculated at a pro rata portion of the monthly installment. Sublessor shall be responsible for all other monthly expenses and additional monthly rent due under the Master Lease. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     4. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $1,600.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in the Master Lease (as modified by Paragraph 7 of this Sublease).

    5. Initial Payment. Sublessee's Initial Payment of $11,200, consisting of the sum of the amounts owing under paragraphs 3 and 4 above, shall be in the form of a company check made payable to the Sublessor. And Sub-Lessor agrees to make payment to landlord for the same amount as the initial payment upon receipt of Sub-lessee's company check.

    6. Use.

    (a) Agreed Use. The Premises shall be used and occupied only for office and clerical type activities and for no other purpose.

    (b) Compliance. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any


                                                         Initials ______ _______

December 19, 2002
Sublease Agreement re: 6601 Owens Drive, Ste 115, Pleasanton, CA
Horgarty Funding /Brightstar



alterations or utility installations made or to be made by Sublessee.
NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, or in the event that the applicable requirements are hereafter changed, the rights and obligations of Sublessor and Sublessee shall be as provided in the Master Lease (as modified in Paragraph 7 of this Sublease).

       (c) Acceptance of Premises and Lessee. Sublessee acknowledges that (i) it has been advised to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with all applicable requirements) and their suitability for Sublessee's intended use; (ii) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises; and (iii) neither Sublessor, Sublessor's agents, nor any broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

     7. Master Lease.

        (a) Sublessor is the lessee of the Premises by virtue of the Master Lease", wherein C.M Stratplan, Inc. and C.M. Winprop, Inc. are the lessor, ("Master Lessor").

        (b) This Sublease is and shall at all times be subject and subordinate to the Master Lease.

        (c) The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

        (d) During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease (the "Sublessee's Assumed Obligations"), except for the obligations that Sublessee has not assumed under this Paragraph 7, hereinafter referred to as the "Sublessor's Remaining Obligations". Sublessor's Remaining Obligations shall mean all financial obligations payable to the Master Lessor under the Master Lease by Sublessor as Tenant thereunder.

         (e) If, at any time and from time to time, Sublessee requests that Landlord provide Sublessee any special services (after-hours HVAC, special janitorial services or any other services or facilities for which Landlord is permitted to assess a separate charge in addition to Base Rent) other than the construction or installation of Alterations, Landlord may (but shall not be required to) provide the requested services to Sublessee only with Sublessor's specific consent. In the event that Landlord provides such special services, with Sublessor 's specific consent, Landlord's charges for such special services (at Landlord's normal rates or at Landlord's cost plus Landlord's normal administrative charge) shall constitute Monthly Rent under the Lease for which Sublessor shall be liable. Sublessee shall pay such charges to Landlord as and when due and shall indemnify Sublessor against any liability in respect of such charges

        (f) Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys' fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.


                                                         Initials ______ _______

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
December 19, 2002
Sublease Agreement re: 6601 Owens Drive, Ste 115, Pleasanton, CA
Horgarty Funding /Brightstar


        (g) Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

        (h) Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

     8. Assignment of Sublease and Default.

        (a) Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject to the provisions of this Paragraph 8.

        (b) Master Lessor, by executing this document, agrees that until a default occurs in the performance of Sublessor's Obligations under the Master Lease, that, except for the Initial Payment, Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor defaults in the performance of its obligations to Master Lessor, then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from Sublessee, be deemed liable to Sublessee for any failure of Sublessor to perform and comply with Sublessor's Remaining Obligations.

        (c) Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

        (d) No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

    9.  Consent of Master Lessor.

        (a) This Sublease shall not be effective unless, on or before December 20, 2002, Master Lessor consents to this Sublease thereby giving its consent to this subletting by execution of the Consent to Sublease Agreement attached hereto, fully executed by all parties...

        (b) In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third Parties, then neither this Sublease nor the Master Lessor's consent shall be effective unless, within on or before December 20, 2002, said guarantors sign this Sublease thereby giving their consent to this Sublease.

        (c) In the event that Master Lessor does give such consent then:

            (i) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent as defined in the Master Lease (the "Master Lease Rent") and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

                                                         Initials ______ _______


                                       3
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December 19, 2002
Sublease Agreement re: 6601 Owens Drive, Ste 115, Pleasanton, CA
Horgarty Funding /Brightstar


           (ii) The acceptance of Rent under this Sublease by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

           (iii) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

           (iv) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

           (v) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

           (vi) In the event that Sublessor should default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any other defaults of the Sublessor under the Sublease.

        (d) The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

        (e) Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

        (f) In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice within thirty
(30) days after such service of such notice of default on Sublessee. If such default is cured by Sublessee, then Sublessee shall have the right of reimbursement and offset from and against Sublessor. If Sublessee elects not to cure a default by Sublessor, then without limiting any other rights and remedies hereunder, Sublessee shall be specifically entitled to reimbursement of out-of-pocket costs of Sublessee's moving into and setting up in a new location.

     10. Broker's Fee.

         No broker fee shall be due to any party. Sublessee warrants that no Broker has been involved with this transaction.

     11. Attorney's Fees. If any party named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

     12. Additional Provisions. None.

     13. Governing Law. This Sublease shall be governed by the laws of the State of California. Any disputes hereunder will be heard in the appropriate state and federal courts as provided for in the Master Lease.

                                                         Initials ______ _______

December 19, 2002
Sublease Agreement re: 6601 Owens Drive, Ste 115, Pleasanton, CA
Horgarty Funding /Brightstar



Executed at:                                    SUBLESSOR: Hogarty Funding Group, Inc., dba
            --------------------------          Olympic Funding
On:
   -----------------------------------          By:
Address:                                           -------------------------------------
        ------------------------------          Printed Name:
                                                             ---------------------------
--------------------------------------          Title:
                                                      ----------------------------------

Executed at:                                    SUBLESSEE: Brightstar Information Technology
            --------------------------          Group, Inc
On:
   -----------------------------------          By:
Address:                                           -------------------------------------
        ------------------------------
                                                Printed Name:
--------------------------------------                       ---------------------------
                                                Title:
                                                      ----------------------------------


LANDLORD:  C.M Stratplan, Inc. and C.M. Winprop, Inc
RECEIPT OF THIS SUBLEASE AGREEMENT ACKNOWLEDGED:



By:
   ------------------------------------
Printed Name:
             --------------------------
Title:
      ---------------------------------
On:
   ------------------------------------





                                                         Initials ______ _______


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